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                         EXHIBIT (22.1) -- SUBSIDIARIES

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                                                                                    STATE OR
                                                                     % OF         JURISDICTION
                                                                    VOTING        UNDER THE LAW
                                                                  SECURITIES        OF WHICH
                                                                    OWNED           ORGANIZED
                                                                  ----------     ---------------
SUBSIDIARIES OF NATIONAL CITY CORPORATION:
National City Bank..............................................       100%      United States
National City Bank, Northwest...................................       100%      United States
National City Bank, Columbus....................................       100%      United States
National City Bank, Dayton......................................       100%      United States
National City Bank, Northeast...................................       100%      United States
National City Bank, Ashland.....................................     *99.5%      United States
Buckeye Service Corporation.....................................       100%      Ohio
National City Capital Corporation...............................       100%      Delaware
NCC Services, Inc...............................................       100%      Ohio
National City Credit Corporation................................       100%      Ohio
National City Venture Corporation...............................       100%      Ohio
National City Community Development Corporation.................       100%      Ohio
National City Life Insurance Company............................       100%      Arizona
National City Mortgage Company..................................       100%      Ohio
National City Trust Company.....................................       100%      United States
Money Station Inc...............................................      16.3%      United States
National City Financial Corporation.............................       100%      Ohio
Ohio National Corporation of Columbus...........................       100%      Ohio
Gem America Realty and Investment Corporation...................       100%      Ohio
National City Bank, Southern Indiana............................       100%      United States
National City Bank, Kentucky....................................       100%      United States
National City Processing Company................................       100%      Arizona
National Asset Management Corporation...........................       100%      Kentucky
Second Premises Corporation.....................................       100%      Kentucky
National City Bank, Indiana.....................................       100%      United States
Circle Equity Leasing Corporation of Michigan...................       100%      Michigan
Circle Leasing Corporation......................................       100%      Indiana
Madison Bank & Trust Company....................................       100%      Indiana
Merchants Capital Management Inc................................       100%      Indiana
Merchants Mortgage Corporation..................................       100%      Indiana
Merchants Service Corporation...................................       100%      Indiana
Mortgage Company of Indiana, Inc................................       100%      Indiana
National City Investments Capital, Inc..........................       100%      Indiana
Cortland Bancorp................................................      7.15%      Ohio
NC Acquisition, Inc.............................................       100%      Delaware
National City Holding Company...................................       100%      Delaware
SUBSIDIARIES OF NATIONAL CITY BANK
Capstone Realty, Inc............................................       100%      Indiana
National City Investments Corporation...........................       100%      Kentucky
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
                                                                                    STATE OR
                                                                     % OF         JURISDICTION
                                                                    VOTING        UNDER THE LAW
                                                                  SECURITIES        OF WHICH
                                                                    OWNED           ORGANIZED
                                                                  ----------     ---------------
SUBSIDIARIES OF NATIONAL CITY BANK, COLUMBUS
Scott Street Properties, Inc....................................       100%      Ohio
Buckeye Capital Corp............................................       100%      Ohio
SUBSIDIARY OF NATIONAL CITY BANK, NORTHEAST
AKREO Service Corp..............................................       100%      Ohio
SUBSIDIARY OF GEM AMERICA REALTY AND INVESTMENT CORP.
Gem Financial Insurance Agency, Inc.............................       100%      Ohio
SUBSIDIARIES OF NATIONAL CITY BANK, KENTUCKY
Churchill Insurance Agency, Inc.................................       100%      Kentucky
National City Leasing Corporation...............................       100%      Kentucky
NCBK Holdings, Inc..............................................       100%      Kentucky
First National Broadway Corp....................................       100%      Kentucky
First Premises Corporation......................................       100%      Kentucky
FNB Service Corporation.........................................       100%      Kentucky
National Capital Properties.....................................       100%      Kentucky
SUBSIDIARIES OF NATIONAL CITY PROCESSING COMPANY
NPC International S.A. de C.V...................................       100%      Mexico
B & L Consultants, Inc..........................................       100%      Massachusetts
SUBSIDIARIES OF NATIONAL CITY BANK, INDIANA
Ash Realty Company, Inc.........................................       100%      Indiana
Bank Service Corporation of Indiana.............................    33 1/3%      Indiana
MNB Financial Corp..............................................       100%      Indiana
MNB Trustee Company (UK) Ltd....................................        50%      United Kingdom
Newcorp, Inc....................................................       100%      Indiana
SUBSIDIARY OF CIRCLE LEASING CORPORATION
Circle Acceptance Leasing Corporation...........................       100%      Ohio
SUBSIDIARY OF MADISON BANK & TRUST COMPANY
National City Insurance Agency, Inc.............................       100%      Indiana
SUBSIDIARY OF ASH REALTY COMPANY, INC.
Sterling Equities Corp..........................................       100%      Indiana
SUBSIDIARY OF MNB FINANCIAL CORP.
Indiana Plaza Leasing, Inc......................................       100%      New York

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* Except for directors' qualifying shares

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